TRANSAMERICA FUNDS
Supplement dated July 16, 2009 to the Closed Funds Prospectus dated March 1, 2009, as previously supplemented
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Transamerica MFS International Equity
Effective August 1, 2009, the table under the section entitled “Additional Information — Management — Advisory Fee” relating to Transamerica MFS International Equity is deleted and replaced with the following:
Average Daily Net Assets

First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Effective August 1, 2009, the table under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica MFS International Equity is deleted and replaced with the following:

First $250 million	0.45%
Over $250 million up to $500 million	0.425%
Over $500 million up to $1 billion	0.40%
Over $1 billion	0.375%
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.
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Transamerica PIMCO Real Return TIPS
Effective July 1, 2009, the table under the section entitled “Additional Information — Management — Advisory Fee” relating to Transamerica PIMCO Real Return TIPS is deleted and replaced with the following:
Average Daily Net Assets

First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%
Effective July 1, 2009, the first paragraph under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica PIMCO Real Return TIPS is deleted and replaced with the following:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.25%
Over $1 billion	0.20%
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Transamerica PIMCO Total Return
Effective July 1, 2009, the first paragraph under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica PIMCO Total Return is deleted and replaced with the following:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.25%
Over $1 billion	0.225	%,
only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return, Transamerica PIMCO Total Return VP and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return and Transamerica PIMCO Total Return VP.
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Investors Should Retain this Supplement for Future Reference